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                                                                    EXHIBIT 99.2

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of John Deere Capital Corporation (the "Company") on Form 10-K for the period ending October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 20, 2002  /s/ R. W. Lane       Chairman and Principal Executive Officer
-----------------  -----------------

December 20, 2002  /s/ N. J. Jones      Senior Vice President and
-----------------  -----------------    Principal Financial Officer